UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2019

XYLEM INC.
(Exact name of registrant as specified in its charter)

Indiana	001-35229	45-2080495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 International Drive Rye Brook, New York	10573
(Address of principal executive offices)	(Zip Code)
(914) 323-5700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.¨

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Common Stock, par value $0.01 per share	XYL	New York Stock Exchange
2.250% Senior Notes due 2023	XYL23	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 15, 2019, Xylem Inc. (the "Company") held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”). There were 159,263,888 shares of the Company’s common stock represented at the Annual Meeting in person or by proxy, constituting 88.55% of the Company’s outstanding common stock on March 18, 2019, the record date.
The final voting results for each item voted on at the Annual Meeting are set forth below:

1.	Proposal One: Election of Eleven Directors. The following nominees were elected to serve as directors of the Company for a one-year term:

NOMINEE	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Jeanne Beliveau-Dunn	145,068,454	576,129	138,344	13,480,961
Curtis J. Crawford, Ph.D.	144,234,922	1,406,258	141,747	13,480,961
Patrick K. Decker	144,740,497	906,914	135,516	13,480,961
Robert F. Friel	112,899,867	31,552,345	1,330,715	13,480,961
Jorge M. Gomez	144,750,155	885,882	146,890	13,480,961
Victoria D. Harker	119,887,241	24,291,352	1,604,334	13,480,961
Sten E. Jakobsson	142,905,696	2,732,358	144,873	13,480,961
Steven R. Loranger	143,554,871	2,030,564	197,492	13,480,961
Surya N. Mohapatra, Ph.D.	144,630,950	1,001,014	150,963	13,480,961
Jerome A. Peribere	143,388,855	2,262,815	131,257	13,480,961
Markos I. Tambakeras	143,030,124	2,605,499	147,304	13,480,961

2.
Proposal Two: Ratification of Appointment of the Independent Registered Public Accounting Firm. Shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2019:

FOR	AGAINST	ABSTENTIONS
156,279,186	2,522,315	462,387

3.
Proposal Three: Advisory Vote on Named Executive Compensation. Shareholders approved a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers as described in the Company’s 2019 proxy statement.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
133,908,793	11,439,610	434,524	13,480,961

4.
Proposal Four: Shareholder Proposal - Special Shareholder Meeting Improvement.  The shareholder proposal did not obtain approval because it did not receive the affirmative vote of a majority of the outstanding shares entitled to vote on the proposal:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
60,396,808	84,761,384	624,735	13,480,961

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.

Date: May 17, 2019	By:	/s/ Claudia S. Toussaint
Claudia S. Toussaint
Senior Vice President, General Counsel & Corporate Secretary